American Century Government Income Trust

STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT

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CAPITAL PRESERVATION FUND * GINNIE MAE FUND * GOVERNMENT BOND FUND
INFLATION-ADJUSTED BOND FUND * SHORT-TERM GOVERNMENT FUND

Supplement dated March 14, 2008 * SAI dated August 1, 2007

Kathryn A. Hall resigned as trustee effective December 6, 2007. All references to her in the SAI should be deleted, with the exception of the COMPENSATION OF
TRUSTEES section.

THE FOLLOWING FOOTNOTE SHOULD BE ADDED TO KATHRYN A. HALL'S ENTRY IN THE
AGGREGATE TRUSTEE COMPENSATION TABLE ON PAGE 27 IN THE COMPENSATION OF TRUSTEES
SECTION OF THE SAI:

    MS. HALL RESIGNED FROM THE BOARD ON DECEMBER 6, 2007.

THE FOLLOWING ENTRY IS ADDED TO THE INDEPENDENT TRUSTEES TABLE IN THE MANAGEMENT
SECTION OF THE SAI:

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUNDS: Trustee (since 2008)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, BARCLAYS GLOBAL
INVESTORS (2003 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

THE FOLLOWING IS ADDED TO THE INVESTMENT STRATEGIES AND RISK SECTION OF THE SAI:

Municipal Notes

Each fund, except Capital Preservation, may invest in municipal notes, which are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer's full faith and credit pledge based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state's General Fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-59700 0803